Exhibit 10.4

SECOND MODIFICATION

SECOND MODIFICATION, dated as of January 16, 2025, by and among LuxUrban Hotels Inc. (the “Company”) and each of the undersigned holders of August 2024 Notes, representing in the aggregate a majority of the principal amount of the outstanding August 2024 Notes. Capitalized terms used herein shall have the meanings ascribed to them in the Securities Purchase Agreement, dated as of August 13, 2024 (“August 2024 SPA”) and the August 2024 Notes (as defined below), as modified by that certain Modification, dated as of October 18, 2024, by and among the Company and a majority of the principal amount of the outstanding August 2024 Notes.

WHEREAS, the Company sold convertible notes (the “August 2024 Notes”) and common stock purchase warrants in August 2024 under the terms of the August 2024 SPA;

WHEREAS, the investors under the August 2024 SPA have been and remain desirous of assisting the Company in its efforts improve its capital position as the Company implements its LuxUrban 2.0 strategies;

WHEREAS, in connection therewith, the Company proposes to raise additional funds through the issuance and sale of up to $10,000,000 aggregate principal amount (before giving effect to any original issue discount) of Senior Secured OID Notes (the “January 2025 Notes”) and common stock purchase warrants under the terms of a Securities Purchase Agreement dated on or about the date hereof (the “January 2025 SPA”) between the Company and each purchaser identified therein (including any successor holder(s) of January 2025 Notes, the “January 2025 Noteholders”), and the undersigned holders of August 2024 Notes wish to enable the Company to do so;

WHEREAS, the August 2024 Notes are secured under that certain Amended and Restated Guaranty and Security Agreement made as of November 6, 2024(the “Security Agreement”), which amended and restated the Guaranty and Security Agreement, dated as of August 13, 2024, by and among the Company, the subsidiaries of the Company named on the signature pages thereto (the “Guarantors” and individually a “Guarantor”), and Greenle Partners LLC Series Alpha P.S., as the collateral agent (the “Collateral Agent”) on behalf of the purchasers of the August 2024 Notes;

WHEREAS, as a condition to the issuance and sale of the January 2025 Notes under the January 2025 SPA, the January 2025 Noteholders require that the August 2024 Notes be modified or amended in order to consent to and permit thereunder: (i) the issuance of January 2025 Notes under the January 2025 SPA as senior secured obligations of the Company, pari passu in all respects with respect to ranking and security to the August 2024 Notes, (ii) the sharing by the holders of August 2024 Notes in the collateral and security provided under the Security Agreement on a pari passu basis, and (iii) the transactions completed by the Transaction Documents (as defined in the January 2025 SPA) generally as provide herein;

NOW, THEREFORE, it is hereby agreed as follows:

1.	Consent. Each undersigned holder of August 2024 Notes and Collateral Agent hereby acknowledge and agree that, notwithstanding anything set forth in the August 2024 SPA, August 2024 Notes, Security Agreement or any other Transaction Document (as defined in the August 2024 SPA) to the contrary:

a.	the January 2025 Notes are and shall be senior secured obligations of the Company, pari passu in all respects with respect to ranking and security (under the Security Agreement or otherwise) with the August 2024 Notes;

b.	the January 2025 Notes shall share in the Pledged Collateral (as defined in the Security Agreement) provided under the Security Agreement on a pari passu basis with the August 2024 Notes; and

c.	the transactions completed by the Transaction Documents (as defined in the January 2025 SPA) are consented to and approved in all respects.

2.	Security Agreement. In furtherance (and not limitation) of the foregoing, effective upon the issuance of any January 2025 Notes and until there shall no longer be any January 2025 Notes outstanding, the Security Agreement (including, without limitation, the Pledge of the Pledged Collateral under Section 2 thereof and the Guarantors’ guarantees under Section 21 thereof) shall be for the benefit of (in addition to holders of August 2024 Notes) the January 2025 Noteholders and shall be so interpreted and enforced, mutatis mutandis. Accordingly (and without limitation): “Purchasers” (as defined in the Security Agreement) shall be read and interpreted as references to holders of August 2024 Notes and holders of January 2025 Notes; capitalized terms not defined in the Security Agreement shall have the meanings ascribed to them in the August 2024 SPA and/or January 2025 SPA, as applicable; “Obligations” (as defined in the Security Agreement) shall be read and interpreted to include the Company’s obligations under the January 2025 Notes; and “Event of Default” (as defined in the Security Agreement) shall be read and interpreted to include any Event of Default as defined in the January 2025 Notes.

3.	This Second Modification may be signed in counterparts.

[Signatures Next Page]

IN WITNESS WHEREOF, the parties below have signed this Second Modification as of the date first written above:

Company:		Collateral Agent:

LUXURBAN HOTELS INC.		GREENLE PARTNERS LLC SERIES ALPHA P.S.

By:	/s/ Brandon Elster	By:	/s/ Alan Uryniak
Name:	Brandon Elster	Name:	Alan Uryniak
Title:	Chief Development Officer	Title:	Managing Member

Guarantors:

LUXURBAN LLC

By:	/s/ Brandon Elster
Name:	Brandon Elster
Title:	President

S-BE RENTALS, LLC

By:	/s/ Brandon Elster
Name:	Brandon Elster
Title:	President

HOLDER OF AUGUST 2024 NOTES:

Signature Name:

Title:

Entity on behalf of which above signatory has signed: ________________________________

3